Goodwill (Details Textual)	12 Months Ended
Dec. 31, 2019
Goodwill (Textual)
Weighted-average cost of capital and a market interest rate	7.20%
Description of budgeted EBITDA growth rate	Budgeted EBITDA was estimated taking into account past experience and a revenue growth rate projected taking into account the average growth levels experienced over the past 5 years and the estimated sales volume and price growth for the next five years. It was assumed that the sales price would increase in line with forecast inflation over the next five years.
Estimates terminal growth, Period	5 years